Exhibit 10.12

SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (this “Agreement”) is between EQUITRANS, L.P., a Pennsylvania limited partnership, with its principal offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222 (“Sublessor”), and EQT PRODUCTION COMPANY, a Pennsylvania corporation, with its principal offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222 (“Sublessee”).  The parties agree as follows:

1.                                      BACKGROUND.  Sublessor owns certain oil and gas leasehold estates in Pennsylvania and West Virginia that are currently used for gas storage and protection, which lands are located in whole or in part within the boundaries of the thick blue line (labeled as “Protective Reservoir Boundary — Area of Mutual Interest” on the maps) shown on each of the maps attached hereto as “Exhibit A” (the “Leases”).  The area covered by the Leases is the “Contract Area.”  A description of each formation located on the Leases which is being utilized by Sublessor for gas storage and protection is described on “Exhibit B” (the “Gas Storage Formations”).  The schedule attached hereto as “Exhibit C” is intended to list each Lease, but if Sublessor has an oil and gas leasehold interest that is not listed on “Exhibit C” but is located in whole or in part within the map boundaries referenced above, the interest shall be considered a “Lease.”

2.                                      GRANTING LANGUAGE.

a.                                       Sublessor grants, subleases, and sublets exclusively to Sublessee, without warranty or any representation of title, all of the oil and gas on and under the Contract Area and formations therein (except oil and gas located (i) in the Gas Storage Formations, and (ii) within 200 vertical feet of the bottom and top of each Gas Storage Formation (the “200’ Buffers”)), including the exclusive rights to enter upon the Leases and to drill, explore for (including geophysical and seismic operations), produce and market, oil and gas, on any of the Leases, subject to the terms hereof.  However, Sublessee shall have no right to stimulate or produce Gas Storage Formations or the 200’ Buffers, nor shall Sublessee have any right or title in the oil and gas in the Gas Storage Formations or in the 200’ Buffers.  Sublessee shall drill the wells hereunder in accordance with standard industry practices as a prudent operator, and, for any well located in a storage field that is to penetrate a Gas Storage Formation, in accordance with the Procedure for Drilling Through Sublessor’s Storage Fields, set forth in attached “Exhibit D.”  Sublessee shall pay Sublessor for any damages to the integrity of the natural gas storage fields caused by Sublessee’s activities.

b.                                       Upon completion of the drilling, stimulation, re-working, and plugging and abandonment of any well or any dry hole by Sublessee hereunder, Sublessee shall restore the site as near as possible to its original condition.  Sublessee shall notify Sublessor of the date drilling is commenced on each well and of the completion date of each well drilled hereunder.

c.                                       Sublessee is also granted nonexclusive rights in the Contract Area to make use of such concurrent surface rights of ingress and egress and servitudes (including roads, pipelines, and surface facilities) that are contained in the Leases.

d.                                       The parties agree that the rights of the Sublessee shall be limited to the rights specifically set forth herein.

e.                                       The parties expressly agree that it is not their intent to sever the production and storage rights under the Leases.

f.                                         Sublessor reserves the right to continue use of the Contract Area for storage purposes and Sublessor reserves all working interests and operating or other leasehold rights not specifically granted herein.

g.                                      Sublessor reserves the right to occupy the surface of the Contract Area for the purpose of developing and operating the same and for the continued operation of its storage and transportation facilities.

3.                                      DEDICATION OF PRODUCTION.  Sublessor shall have the right, but not the obligation, to transport gas produced from any gas wells drilled hereunder, for Sublessee or for any third-party shipper, at a negotiated rate which will be the higher of a cost of service-based rate or a market rate.  If Sublessor exercises the right to transport the gas, it shall inform Sublessee and will use commercially reasonable efforts to seek the contractual and property rights, financing arrangements and regulatory approvals, including the necessary authorizations from FERC under the Natural Gas Act, as may be necessary to construct and operate the subject project.

4.                                      AREA OF MUTUAL INTEREST.  During the term of this Agreement:  (a) if Sublessee acquires a lease that contains natural gas storage rights on a tract within the “AMI Area” (defined as all lands contained within a thick blue line on the maps referenced on “Exhibit A”), then it shall enter into an agreement to permit Sublessor to store gas on such tract, and (b) if Sublessor acquires a lease that contains natural gas and/or oil production, development, marketing, and exploration rights on a tract contained in the AMI Area, then said tract shall automatically be a “Lease” (and included in the definition of Contract Area herein) under this Agreement and shall be subject to Sublessee’s rights under this Agreement.  The non-acquiring party shall pay the acquiring party a reasonable fee for the rights being acquired in the new tract by the non-acquiring party.

5.                                      ABANDONMENT.  In the event any well drilled hereunder is nonproductive of oil or gas or becomes not capable of producing oil and/or gas in paying quantities, Sublessee shall, at its expense, plug and abandon the well in the manner required by law.  Prior to plugging and abandoning a well drilled hereunder, Sublessee shall give notice of the same to Sublessor and Sublessor shall have 30 days after receipt to elect to acquire all of Sublessee’s interest in the well.  If Sublessor makes such an election, it shall pay Sublessee the salvage value of the well, less the plugging costs, and Sublessee shall assign to Sublessor without warranty all of its interest in the well.  Sublessee shall have no obligations accruing from the well after the assignment.  Sublessor shall only use such well for storage or monitoring.

6.                                      WELL TESTING.  Upon reasonable notice, Sublessor may at its expense obtain gas samples from any well drilled by Sublessee on the Leases.

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7.                                      WORKING INTEREST; ROYALTIES.  Sublessee shall be the owner of and entitled to all of the working interest and all net revenue interest held by Sublessor under the Leases in all of the oil and gas on and under the Contract Area and formations therein (except the oil and gas in the Gas Storage Formations and in the 200’ Buffers), and all wells drilled hereunder by Sublessee and all oil and gas produced from wells (and the sales proceeds related thereto) that it drills under this Agreement; which such ownership interest and right in drilled wells shall survive the termination of this Agreement for any reason.  Third party purchasers of gas and oil from wells drilled under this Agreement shall negotiate price and terms with Sublessee, and shall be directed to make all purchase payments to Sublessee; and Sublessee shall pay all production royalties and rentals to royalty owners under the Leases.  Each party shall immediately remit to the other party any notice of default received related to a Lease or its operations on the Contract Area, and shall immediately cure such default; the other party may, in its sole discretion, cure any such default and setoff any amount paid in curing said default against any payments due to the other party hereunder.

8.                                      DUAL PURPOSE, DELAY-RENTAL AND SHUT-IN WELL PAYMENTS.  Sublessee shall be financially responsible for the payment of all shut-in royalties/rentals arising from its operations under this Agreement that may be required under the Leases, and all delay rental payments and flat rate payments.  Sublessor shall be financially responsible for the payment of all gas storage/protection payments under the Leases.  Except as set forth above in this section, Sublessee shall be responsible for all tease and well administration duties and obligations under the Leases for wells drilled by Sublessee hereunder, whereas Sublessor shall be responsible for all other lease administration duties and obligations under the Leases.  Sublessor shall provide to Sublessee full copies of all title opinions, leases files, and title curative documents in Sublessor’s possession with respect to the Leases.  Upon request, Sublessee shall furnish Sublessor a copy of the complete title abstract it secures for the Leases.

9.                                      LEASE AMENDMENTS; PERMITS.  Sublessor will take all reasonable steps and will join in the execution of lease amendments or renewals or extensions, declarations/notices of pooling, unit agreements, well permit applications, and other agreements, applications, permits and amendments that are prepared or proposed by Sublessee which Sublessee deems necessary or convenient to develop the Leases and oil and gas contained therein.  The terms of this Agreement shall extend to and bind the leasehold estates created by extensions, renewals, modifications, and replacements of the Leases and all unitization agreements containing such Leases and the extensions, renewals, and replacements thereof.

10.                               ASSIGNABILITY.  The parties shall have the right to assign, encumber, transfer, or sublet their rights granted hereunder, or any part thereof; provided however that any such assignment, encumbrance, transfer, or sublet shall be subordinate to this Agreement.  The terms and conditions of this Agreement shall extend to and be binding upon the respective successors and assigns of the parties hereto.  The parties expressly agree that it is not their intent to sever the production and storage rights under the Leases through any assignment of this Agreement.

11.                               NOTICES.  All notices and information to be furnished by the parties pursuant to this Agreement shall be given or mailed to the parties at the addresses first set forth above, attention Vice President - Operations for Sublessor and attention Vice President - Land for

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Sublessee.  Notice hereunder shall be given in writing, and delivered in person, by United States Mail, or by other electronic-data transfer method, properly addressed to the party to whom given, with postage and charges prepaid.  Notice shall be deemed given only when received by the party to whom such notice is directed; except that any notice given by United States Registered or Certified Mail properly addressed to the party to whom given, with all postage and charges prepaid, shall be deemed given to and received by the party to whom directed seventy-two (72) hours after such notice is deposited in the United States Mail.

12.                               INDEMNITY.  Sublessee agrees to defend, to indemnify and to hold Sublessor harmless from any and all claims, demands, costs, payments, interest, penalties, losses, damages, forfeiture, attorney’s fees, and actions (collectively “Losses”) of any nature whatsoever resulting from or in connection with Sublessee’s performance or failure to perform hereunder.  Sublessor agrees to defend, to indemnify and to hold Sublessee harmless from any and all Losses of any nature whatsoever resulting from or in connection with Sublessor’s performance or failure to perform hereunder.

13.                               AD VALOREM TAXES.  If the premises have been or become assessed for ad valorem-type taxes, such taxes shall be prorated on a calendar-year basis.  Sublessee shall be liable for its proportionate share of the taxes so paid which are attributable to Sublessee’s interests covered by this Agreement and shall reimburse Sublessor upon being billed.

14.                               INSURANCE.  During the term of this Agreement, Sublessee agrees to acquire and/or maintain adequate Workers Compensation and a minimum of $2,000,000 of Comprehensive General Public Liability and Automobile Liability Insurance covering Sublessee’s activities hereunder.  Sublessee shall name Sublessor as an additional insured on all such insurance policies.  Sublessee shall provide Sublessor with current copies of Certificates of Insurance evidencing this required coverage.  Sublessee shall notify Sublessor immediately of any material changes or cancellations in its insurance coverage.

15.                               AUDITS.  No more than once per calendar year and upon reasonable notice, Sublessor may audit the records of Sublessee pertaining to Sublessee’s performance under this Agreement.

16.                               SAVING CLAUSE; CONFLICTS.  In the event that this Agreement is found to be inconsistent with or contrary to any law, rule, regulation or order, the parties will negotiate in good faith to amend this Agreement in a manner that is in conformity with all applicable laws, rules, ordinances and regulations and that assures to each party the benefit of its bargain as originally stated herein.  In the event of any conflict between the terms of this Agreement and the terms of the Leases, the latter shall govern.  In the event a Lease requires consent of the lessor prior to subletting, that Lease shall not be subject to this Agreement but the parties shall work together to jointly develop the subject property pursuant to terms substantially similar to the terms found herein.

17.                               TAX STATUS.  Solely for federal income tax purposes, this Agreement is to be treated as effecting a transaction governed by Section 731 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, with transfer to Sublessee hereby being made at the direction of Sublessor’s majority partner.  The parties further agree that their

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activities under this Agreement shall not be treated and accounted for as a tax partnership.  If, for federal income tax purposes, this Agreement and the operations hereunder are regarded as a partnership, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter I, Subtitle “A,” of the Code, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.

18.                               FORCE MAJEURE.  If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement, other than the obligation to indemnify or make money payments, that party shall give to the other party written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure.  The term “force majeure” shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, lightning, fire, storm, flood or other act of nature, explosion, governmental action, governmental or regulatory or permitting delay, restraint or inaction or delay caused by the actions of third parties, including, but not limited to, governmental agencies, owners of the coal estate and owners of the surface estate, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

19.                               TERM.  This Agreement shall remain in effect as to each Lease for the term of each such Lease, provided however that the Sublessee may in its discretion surrender its rights hereunder in an individual Lease; upon such a surrender, the non-severed production rights associated with the specific Lease shall automatically revert back to Sublessor and that Lease shall no longer be subject to this Agreement.  This Agreement shall not be terminated due to a default or breach by a party hereunder, but the parties reserve and retain all rights to seek specific performance of the other parties’ obligations hereunder.

20.                               CONDEMNATION.  In the event that all or part of the lands hereunder are condemned, the condemnation award, if any, will be shared by the parties to this Agreement as follows: as to Sublessor’s storage, pipeline and related assets and operations, Sublessor shall be allocated 100% of any condemnation award related thereto; as to drilling, production and operating assets and operations arising under and related to this Agreement, Sublessee will be allocated 100% of any condemnation award.

21.                               ENTIRE AGREEMENT; NO ORAL MODIFICATION; INVALIDITY.  The terms of this Agreement constitute the entire contract of the parties.  There are no agreements, undertakings, obligations, promises, assurances, or conditions except those specifically set forth. Any change in this Agreement must be in writing.  A waiver of any of this Agreement shall apply to the particular instance and shall not be deemed or construed to be a continuing waiver or a waiver of any other term.  If any provision of this Agreement shall be invalid or unenforceable, the remainder of the Agreement shall not be affected thereby.  This Agreement may be executed in separate counterparts and all such counterparts shall be deemed an original. The parties shall take all further actions and execute, acknowledge and deliver all such further documents that are reasonably necessary or useful in carrying out the purposes of this Agreement.

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22.                               FORUM.  The Court of Common Pleas of Allegheny County, Pennsylvania, shall have exclusive jurisdiction of any matter arising under this Agreement.

23.                               CHOICE OF LAW.  This Agreement shall be construed in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania, excluding its conflict of law rules.

24.                               RECORDATION.  The parties shall not record this Agreement but shall execute one or more memoranda of Agreement in substantially the same form as the document attached hereto as “Exhibit E,” which shall be recorded at either party’s option.

25.                               EFFECTIVE DATE; PRIOR WELLS.  This Agreement is effective as of the execution date of the last party to sign this Agreement, as evidenced on the following page.  Any wells drilled by Sublessee on and pursuant to a Lease between January 1, 2008, and the effective date hereof, and all oil and gas produced therefrom, shall be subject to the terms of this Agreement.

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In Witness Whereof, the parties execute this Agreement as of the dates referenced on the following page.

SUBLESSOR:		SUBLESSEE:

/s/ Randall L. Crawford		/s/ Steven T. Schlotterbeck
EQUITRANS, L.P.		EQT PRODUCTION COMPANY
By: Randall L. Crawford		By: Steven T. Schlotterbeck
Its: President		Its: President
Signature Date:	3/1/11	Signature Date:	2/24/11

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF ALLEGHENY

I, Christina L. Jones, a Notary Public in and for said County and Commonwealth, certify that Randall L. Crawford, personally known to me to be the same person who signed above, appeared before me today in said Commonwealth and County, and acknowledged and delivered the instrument to be his free act and deed, on behalf of Equitrans, L.P.  Given under my hand this 1st day of March, 2011.  My commission expires 4-18-2011                                .

[SEAL]	/s/ Christina L. Jones
Notary Public

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF ALLEGHENY

I, Christina L. Jones, a Notary Public in and for said County and Commonwealth, certify that Steven T. Schlotterbeck, personally known to me to be the same person who signed above, appeared before me today in said Commonwealth and County, and acknowledged and delivered the instrument to be his free act and deed, on behalf of EQT Production Company.  Given under my hand this 24th day of February, 2011.  My commission expires 4-18-2011                                        .

[SEAL]	/s/ Christina L. Jones
Notary Public

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Bunola
Gas Storage Field
UNION
WELLS
Active Reservoir Boundary

EQUITRANS, L.P.

Bunola Gas Storage Field

Topographic Map
Figure: B1-Topo
CP05-18, Response to Request #1

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N
Tepe Storage
Finleyville Storage
MONONGAHELA
RIVER
UNION
FORWARD
EQUITRANS, L.P.
Finleyville–Tepe Gas Storage Field
Topographic Map
Figure: FT1–Tepe

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B O O T H S C R E
Meadland
Maple Lake
S O N
P L E M I N G T O N
Rosemont
Lake Ridge

EQUITRANS, L.P.

Comet–Maple Lake Gas Storage Field

Topographic Map
Figure: CM2–Topo
CPUS–10, Response to Request #1

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Hayes
Logansport
Buffalo
Creek
Fork
Curtisville
M A N N I N G T O N
WETZEL CO
MARION CO

EQUITRANS, L.P.

Logansport–Hayes Gas Storage Field

Topographic Map
Figure: EM1–Topo
CP05-18, Response to Request #1

12

13

EQUITRANS, L.P.
Pratt Gas Storage Field
Topographic Map
Figure: F1 - Topo
CP05-18, Response to Request #1
N

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N
COURT HOUSE
Rhodes
COLLINS SETTLEMENT

EQUITRANS, L.P.

Rhodes Gas Storage Field

Topographic Map
Figure: RI-Topo
CP05-18, Response to Request #1

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N
McElroy
Shirley
Creek
Run
Wilbur
M C E L R O Y
Ridge
GRANT
TYLER CO
DODDRIDGE CO
E
Camp
CREEK

EQUITRANS, L.P.

Shirley Gas Storage Field

Topographic Map
Figure: SH1-Topo
CP05-10, Response to Request #1

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N
C O U R T H O U S E
COURT HOUSE
Active Reservoir Boundary

EQUITRANS, L.P.

Skin Creek Gas Storage Field

Topographic Map
Figure: SCI-Topo
CP05-18, Response to Request #1

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Exhibit “B”

Gas Storage Formations

Pennsylvania:

Hunters Cave Field - Big Injun

Swarts Field - Fifty Foot

Tepe Field - Fifth Sand

Pratt Field - Fifth Sand

Finleyville Field - Fifth Sand

Bunola Field - Gantz

West Virginia:

Cornet / Maple Lake Field - Fifty Foot and Big Injun

Shirley Field - Keener

Rhodes Field - Gantz

Skin Creek Field - Gordon

Mobley Field - Big Injun

Logansport Field - Keener

Hayes Field - Keener

B-1

Exhibit “C”

List of Leases

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
101428	2/21/1967	Allegheny	Pennsylvania	8348	213	n/a	Forward	1739-D-15
101438	2/13/1947	Allegheny	Pennsylvania	2941	224	n/a	Forward	2088-E301,2089-D-122, 1909-P-329
101819	5/25/1950	Allegheny	Pennsylvania	3100 3818	242 57	n/a	Forward	1738-N-390, 1739-M-64
101981	4/18/1945	Allegheny	Pennsylvania	2837	513	n/a	Forward	2088-B-140,2088-F-10, 2088-B-190, 2088-K-120, 2088-C-100
102078	4/3/1949	Allegheny	Pennsylvania	3051 3092	443 700	n/a	Forward

1740-P-172, 1740-R-109, 1911-C-333,1911-C-241, 1911-C-235, 1911-G-196, 1911-C-241, 1911-C-242, 1911-D-202, 1911-D-168, 1911-H-276, 191l-H-289; 1911-H-335, 191l-L-77, 1911-L-81, 1911-C-235, (part of) 1911-G-249

102083	8/18/1949	Allegheny	Pennsylvania	3069	319	n/a	Forward	2088-J-295
102100	11/3/1949	Allegheny	Pennsylvania	3077	252	n/a	Forward	2275-A-216, 2275-A-157, 2275-A-171, 2275-A-144, 2275-A-144-0-1
102142	9/9/1944	Allegheny	Pennsylvania	2811 3127	646 462	n/a	Forward	2089-G-295, 1273-M-119, 1910-H-218, 2090-H-7, 2089-E-395, 2089-G-295, 2089-D-227, 2089-D-190, 2089-D-87, 2089-D-94
102151	8/1/1899	Allegheny	Pennsylvania	17 3142	542 12	n/a	Forward	2089-F-348
102153	6/21/1905	Allegheny	Pennsylvania	7336	633	n/a	Forward	1738-N-343, 1738-N-356, 1738-N-360, 1909-A-252, 1909-A-256, 1909-A-260, 1909-A-265, 1909-A-268, 1909-A-278, 1909-A-286, 1909-A-291,1909-A-294, 1909-A-328, 1909-A-339,1909-A-341,

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry

1909-A-346, 1909-A-348, 1909-A-363, 1909-A-366, 1909-A-372, 1909-A-374, 1909-A-379, 1909-A-383, 1909-A-385,1909-E-115,1909-E-122, 1909-E-130, 1909-E-130, 1909-E-139, 1909-E-148, 1909-E-157, 1909-E-170, 1909-E-172, 1910-C-258

102156	6/30/1950	Allegheny	Pennsylvania	284 3100	7 341	n/a	Forward	2088-K-121, 2088-K112, 2088-K-97, 2088-H-319, 2088-R-24, 2088-R-22, 2088-H-207, 2088-H-209
102476	8/4/1960	Washington	Pennsylvania	1091 275	488 187	n/a	Union	64-31200
180077	10/13/1958	Allegheny	Pennsylvania	2946	269	n/a	Forward	1575-J-139, 1273-M-119, 1575-B-333
180080	3/25/1937	Allegheny	Pennsylvania	3965	106	n/a	Forward	1576-K-80, 1577-S-300, 1272-A-75
109869	3/27/1908	Taylor	West Virginia	6 7	496 181	n/a	n/a	n/a
109869.01	6/17/2009	Taylor	West Virginia	58	04	n/a	n/a	n/a
109869.02	6/17/2009	Taylor	West Virginia	58	01	n/a	n/a	n/a
109869.03	3/27/1908	Taylor	West Virginia	58	420	n/a	n/a	n/a
121853	3/30/1909	Taylor	West Virginia	5 7 20	422 181 163	n/a	n/a	n/a
121853.01	5/2/2008	Taylor	West Virginia	57	312	n/a	n/a	n/a
121853.02	5/2/2008	Taylor	West Virginia	57	314	n/a	n/a	n/a
121853.03	3/30/2009	Taylor	West Virginia	5	422	n/a	n/a	n/a
122197	1/1/1901	Taylor	West Virginia	7 23	454 9	n/a	n/a	n/a
122200	9/30/1902	Taylor	West Virginia	4 23	587 23	n/a	n/a	n/a
Finleyville
118499	12/2/1921	Washington	Pennsylvania	494 605	597 130	n/a	Union	(part of) 640-005-00-00-0018-00, (part of) 640-005-00-00-0019-00, 640-005-00-00-0019-01

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
118500	12/2/1921	Washington	Pennsylvania	494 605	597 130	n/a	Union

640-006-00-00-0002-00, 640-006-00-00-0003-00, 640-006-00-00-0004-00, 640-006-00-00-0005-00, 640-006-00-00-0006-00, 640-006-00-00-0006-01, 640-006-00-00-0007-00, 640-006-00-00-0008-00, 640-006-00-00-0008-01, 640-006-00-00-0008-02

118500	12/2/1921	Washington	Pennsylvania	949 605	599 131	n/a	Union

640-006-00-00-0002-00, 640-006-00-00-0003-00, 640-006-00-00-0004-00, 640-006-00-00-0005-00, 640-006-00-00-0006-00, 640-006-00-00-0006-01, 640-006-00-00-0007-00, 640-006-00-00-0008-00, 640-006-00-00-0008-01, 640-006-00-00-0008-02

160066	11/5/1925	Washington	Pennsylvania	542	523	n/a	Union	640-005-00-00-0022-00, 640-005-00-00-0022-01
160088	9/19/1930	Washington	Pennsylvania	571	541	n/a	Union	640-05-04-00-0002-00, 640-05-04-00-0005-00, 640-05-00-00-0006-00, 640-05-04-00-0003-00, 640-05-04-00-0001-00, 640-05-04-00-0004-00
Hayes
125134	9/18/2009	Marion	West Virginia	286 569	161 266	n/a	n/a	n/a
Hunters Cave
100370	9/4/1924	Greene	Pennsylvania	319 484	149 180	n/a	Center	13-01-120
101800	1/20/1954	Greene	Pennsylvania	479	363	n/a	Center	03-01-0116
101883	7/15/1949	Greene	Pennsylvania	450	468	n/a	Morris	18-08-0103
102175	1/18/1926	Greene	Pennsylvania	327 484	427 182	n/a	Center	03-01-0120

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
102514	6/10/1971	Greene	Pennsylvania	569	551	n/a	Blair	03-01-0119
102657	10/14/1971	Greene	Pennsylvania	572	810	n/a	Center	03-02-0123
102853	11/29/1911	Greene	Pennsylvania	225 0118	018 1152	n/a	Center	03-01-125 and 03-01-125A
102854	10/13/1921	Greene	Pennsylvania	299 0118	195 1152	n/a	Center	03-01-113
113906	9/6/1912	Greene	Pennsylvania	230 416	309 210	n/a	Center	03-01-102
113907	9/6/1912	Greene	Pennsylvania	230 416	309 209	n/a	Center	03-01-0103, 03-01-0103-B
113911	9/2/1912	Greene	Pennsylvania	230 416	302 208	n/a	Center	03-01-0104, 03-01-0104-A
113911.01	5/30/2008	Greene	Pennsylvania	394	771	200800003807	Center	03-01-0104, 03-01-0104-A
113911.02	6/18/2008	Greene	Pennsylvania	394	763	200800003805	Center	03-01-0104,03-01-0104-A
116021	5/28/1915	Greene	Pennsylvania	257 416	260 211	n/a	Center	03-01-0115
116674	9/19/1918	Greene	Pennsylvania	266 110	435 441	n/a	Center	03-02-0124, 03-02-0124-A
117849	9/18/1919	Greene	Pennsylvania	274 115	598 404	n/a	Center	03-01-121
151544	4/17/1952	Greene	Pennsylvania	469 494	583 554	n/a	Morris	03-01-0117, (part of) 18-08-0103
151544	4/17/1952	Greene	Pennsylvania	469	276	n/a	Morris	03-01-0117, (part of) 18-08-0103
172200	3/21/1910	Greene	Pennsylvania	62	462	n/a	Center	03-01-0114
172201	1/4/1910	Greene	Pennsylvania	227 392	96 640	n/a	Morris	18-05-0108, 18-05-0109, 18-05-0108-RW
172202	6/7/1917	Greene	Pennsylvania	259 416	418 205	n/a	Center	03-02-0125
172202.01	4/11/2008	Greene	Pennsylvania	393	291	200800003379	Center	03-02-0125
172203	11/29/1911	Greene	Pennsylvania	225 0395 0395 0395	16 1207 1227 1211	n/a	Center	03-01-0118
Logansport
124795.01	8/27/1948	Marion	West Virginia	613	465	n/a	n/a	n/a
124796.02	11/18/1950	Marion	West Virginia	498 573	94 69	n/a	n/a	n/a
124798	4/5/1958	Marion	West Virginia	596	394	n/a	n/a	n/a
124798.01	8/18/2009	Marion	West Virginia	596	394	n/a	n/a	n/a

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
124798.02	8/20/2009	Marion	West Virginia	1063	836	n/a	n/a	n/a
124798.03	8/20/2009	Marion	West Virginia	1063	833	n/a	n/a	n/a
124799	8/27/1948	Marion	West Virginia	465	312	n/a	n/a	n/a
124803	8/27/1948	Marion	West Virginia	466	211	n/a	n/a	n/a
124803.01	10/13/2009	Marion	West Virginia	1063	907	n/a	n/a	n/a
124803.02	9/15/2009	Marion	West Virginia	1063	910	n/a	n/a	n/a
124803.03	10/17/2009	Marion	West Virginia	466	211	n/a	n/a	n/a
124818	11/9/1948	Marion	West Virginia	469	583	n/a	n/a	n/a
124826	5/10/1949	Marion	West Virginia	475	379	n/a	n/a	n/a
124829	8/18/1908	Marion	West Virginia	156 484	193 563	n/a	n/a	n/a
124830	8/18/1908	Marion	West Virginia	156 484	197 577	n/a	n/a	n/a
124830	8/18/1908	Marion	West Virginia	190 484 488 500 483 558	404 577 66 389 485 224	n/a	n/a	n/a
124831	8/24/1908	Marion	West Virginia	156 904 488 500	203 103 69 384	n/a	n/a	n/a
124832	10/22/1908	Marion	West Virginia	156 503	218 564	n/a	n/a	n/a
124832	10/22/1908	Marion	West Virginia	156	218	n/a	n/a	n/a
124878	5/14/1901	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.01	10/24/2009	Marion	West Virginia	1063	882	n/a	n/a	n/a
124878.02	10/24/2009	Marion	West Virginia	1063	885	n/a	n/a	n/a
124878.03	1/16/2010	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.04	1/20/2010	Marion	West Virginia	1061	764	n/a	n/a	n/a
124878.05	12/7/2009	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.06	12/14/2009	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.07	12/19/2009	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.08	12/1/2009	Marion	West Virginia	130	340	n/a	n/a	n/a
124918	4/20/1903	Marion	West Virginia	125 530	321 371	n/a	n/a	n/a
Maple Lake
122267.01	10/2/1936	Taylor	West Virginia	18	423	n/a	n/a	n/a
122267.02	7/16/2009	Taylor	West Virginia	16	50	n/a	n/a	n/a
122267.03	5/29/2009	Taylor	West Virginia	58	660	n/a	n/a	n/a
122267.04	5/26/2009	Taylor	West Virginia	58	657	n/a	n/a	n/a

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
122267.05	7/16/2009	Taylor	West Virginia	58	654	n/a	n/a	n/a
123605	11/6/1941	Taylor	West Virginia	20	159	n/a	n/a	n/a
123827	3/20/1943	Taylor	West Virginia	20	295	n/a	n/a	n/a
123827.01	6/29/2009	Taylor	West Virginia	58	609	n/a	n/a	n/a
124704	12/29/1911	Harrison and Taylor	West Virginia	636 636	180 182	n/a	n/a	n/a
124704.10	11/10/2009	Harrison and Taylor	West Virginia	58	618	n/a	n/a	n/a
Mobley
102836	9/11/1901	Wetzel	West Virginia	47 44	469 354	n/a	n/a	n/a
103021	2/5/1901	Wetzel	West Virginia	60 76	414 204	n/a	n/a	n/a
106285	1/1/1902	Wetzel	West Virginia	76 44	239 373	n/a	n/a	n/a
116735	7/7/1948	Wetzel	West Virginia	46	392	n/a	n/a	n/a
117641	7/5/1962	Wetzel	West Virginia	47	145	n/a	n/a	n/a
125369	6/8/1960	Wetzel	West Virginia	44A	26	n/a	n/a	n/a
125372	8/26/1961	Wetzel	West Virginia	44A	36	n/a	n/a	n/a
125375	6/28/1960	Wetzel	West Virginia	44A	41	n/a	n/a	n/a
125383	6/10/1960	Wetzel	West Virginia	44A	87	n/a	n/a	n/a
125386	5/26/1960	Wetzel	West Virginia	44A	142	n/a	n/a	n/a
125394	6/8/1960	Wetzel	West Virginia	44A	158	n/a	n/a	n/a
125397	9/20/1960	Wetzel	West Virginia	44A 44	224 299	n/a	n/a	n/a
125421	5/20/1957	Wetzel	West Virginia	42A	411	n/a	n/a	n/a
125423	8/23/1961	Wetzel	West Virginia	45	278	n/a	n/a	n/a
125424	8/30/1961	Wetzel	West Virginia	45	106	n/a	n/a	n/a
125425	1/10/1947	Wetzel	West Virginia	44A	493	n/a	n/a	n/a
125426	6/26/1914	Wetzel	West Virginia	5A 44A	128 435	n/a	n/a	n/a
125430	5/1/1953	Wetzel	West Virginia	40A	331	n/a	n/a	n/a
125443	7/9/1960	Wetzel	West Virginia	45A	8	n/a	n/a	n/a
125445	5/25/1960	Wetzel	West Virginia	45A	25	n/a	n/a	n/a
125459	1/25/1962	Wetzel	West Virginia	47A	16	n/a	n/a	n/a
Pratt
100588	6/27/1924	Greene	Pennsylvania	314 471	434 522	n/a	Morgan	17-03-0157, 17-03-0157-D, 17-03-0157-E, 17-03-0157-F, 17-03-0157-G, 17-03-0157-H, 17-03-0157-J, 17-03-

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
								0157-P,17-03-0157-Q, 17-03-0157-R, 17-03-0157-S, 17-03-0157-U, 17-03-0158, 17-03-0159, 17-03-0160
101309	4/2/1936	Greene	Pennsylvania	374 445	416 106	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.01	4/2/1936	Greene	Pennsylvania	0412	0376	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.02	4/2/1936	Greene	Pennsylvania	0412	0388	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.03	4/2/1936	Greene	Pennsylvania	0412	0392	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.04	4/2/1936	Greene	Pennsylvania	0412	0396	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.05	4/2/1936	Greene	Pennsylvania	0418	0063	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.06	4/2/1936	Greene	Pennsylvania	0418	0064	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.07	4/2/1936	Greene	Pennsylvania	0419	1223	200900005059	Morgan	17-05-0119, 17-05-0119-A, 17-05-

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
								0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.08	4/2/1936	Greene	Pennsylvania	0419	1219	200900005058	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C; 17-05-0119-D, 17-05-0119-E
101309.09	4/2/1936	Greene	Pennsylvania	0422	0455	200900005778	Morgan	17-05-0119,17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
102005	5/19/1947	Greene	Pennsylvania	433	569	n/a	Morgan	17-06-0110, 17-06-0110-A
102006	5/13/1946	Greene	Pennsylvania	431 439	56 320	n/a	Morgan	17-05-0124, 17-05-0125, 17-05-0125-A
102025	11/4/1948	Greene	Pennsylvania	447	28	n/a	Morgan

17-03-0116, 17-03-0116-A, 17-03-0116-B, 17-03-0116-C, 17-03-0116-D, 17-63-0116-F, 17-03-0116-G, 17-03-0116-H,17-03-0116-I, 17-03-0116-J, 17-03-0116-K, 17-03-0116-L, 17-03-0116-M, 17-03-0116-N, 17-03-0116-O, 17-03-0116-P, 17-03-0116-Q

102030	11/5/1948	Greene	Pennsylvania	446	78	n/a	Morgan	1701-133, 1701-133-A, 1701-133B, 1701-133C
102035	11/8/1948	Greene	Pennsylvania	446	81	n/a	Morgan	17-03-0120, 17-03-0120-A
102040	11/23/1948	Greene	Pennsylvania	447	87	n/a	Morgan	17-01-0107
102046	12/3/1948	Greene	Pennsylvania	447	100	100900002446	Morgan	17-02-0124, 17-02-0124-A, 17-02-0124-F, 17-02-0124-G
102049	12/8/1948	Greene	Pennsylvania	447	166	n/a	Morgan	17-01-0111, 17-01-0111-B
102052	6/13/1949	Greene	Pennsylvania	449	229	n/a	Morgan	17-02-147, 17-02-147A, 17-02-147B,

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
								17-02-147C
102055	12/23/1948	Greene	Pennsylvania	447	185	n/a	Morgan	17-02-135
102060	12/28/1948	Greene	Pennsylvania	446 453	253 287	n/a	Morgan	17-02-0119
102061	12/30/1948	Greene	Pennsylvania	446	256	n/a	Morgan	17-03-143
102063	1/3/1949	Greene	Pennsylvania	448	197	n/a	Morgan	17-05-106
102066	1/19/1949	Greene	Pennsylvania	447	510	n/a	Morgan	17-06-101A
102068	3/16/1949	Greene	Pennsylvania	447 468	441 461	n/a	Morgan	17-03-100
102101	8/2/1905	Greene	Pennsylvania	155 464	504 202	n/a	Morgan	17-02-0127, 17-02-0127-A, 17-02-0128, 17-02-0128-A, 17-02-0129, 17-02-0130, 17-02-0130-C, 17-02-0131, 17-02-0132
102103	6/13/1901	Greene	Pennsylvania	154 453	357 288	n/a	Morgan	17-02-0134, 17-02-0134-B, 17-02-0134-C
102103.01	2/19/2009	Greene	Pennsylvania	411	241	n/a	Morgan	17-02-0134, 17-02-0134-B, 17-02-0134-C
102103.02	6/13/1901	Greene	Pennsylvania	411	244	n/a	Morgan	17-02-0134, 17-02-0134-B, 17-02-0134-C
102105	11/19/1904	Greene	Pennsylvania	479 453	555 291	n/a	Morgan	17-02-0125-A
102107	8/28/1901	Greene	Pennsylvania	6 454	180 262	n/a	Morgan	17-02-0144, 17-02-0144-A, 17-02-0146
102128	8/14/1929	Greene	Pennsylvania	347	64	n/a	Morgan	17-06-0105
102161	9/30/1921	Greene	Pennsylvania	293 461	357 354	n/a	Morgan	17-02-0148, 17-02-0149, 17-02-0150, 17-02-0152
102161.01	9/30/1921	Greene	Pennsylvania	418	60	n/a	Morgan	17-02-0148, 17-02-0149, 17-02-0150, 17-02-0152
102162	4/22/1926	Greene	Pennsylvania	329 461	59 355	n/a	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-B, 17-02-0136-C, 17-02-0149
102162.01	4/22/1926	Greene	Pennsylvania	403	790	n/a	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-B, 17-02-0136-C, 17-02-0149
102162.02	4/22/1926	Greene	Pennsylvania	412	380	n/a	Morgan	17-02-0136, 17-02-0136-A, 17-02-

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
								0136-B, 17-02-0136-C, 17-02-0149
102162.03	4/22/1926	Greene	Pennsylvania	419	426	200900004883	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-B, 17-02-0136-C, 17-02-0149
102162.04	4/22/1926	Greene	Pennsylvania	426	663	201000000340	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-H, 17-02-0136-C, 17-02-0149
102166	2/28/1928	Greene	Pennsylvania	338 463	236 56	n/a	Morgan	17-03-0123
102167	6/11/1928	Greene	Pennsylvania	341 463	218 58	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.01	6/11/1928	Greene	Pennsylvania	405	1254	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.02	6/11/1928	Greene	Pennsylvania	412	756	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.03	6/11/1928	Greene	Pennsylvania	412	760	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.04	6/11/1928	Greene	Pennsylvania	415	879	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.05	6/11/1928	Greene	Pennsylvania	416 416 416 416	642 646 650 654	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102172	8/2/1904	Greene	Pennsylvania	155	549	n/a	Morgan	17-03-100

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
102173	4/4/1918	Greene	Pennsylvania	263 468	19 462	n/a	Morgan	17-03-0152, 17-03-0152-B, 17-03-152-C, 17-03-0156
102219	11/19/1951	Washington	Pennsylvania	817	282	n/a	West Bethlehem	660-009-00-00-0020-00, 660-009-00-00-0020-00-01, 660-009-00-00-0020-00-002
102249	1/2/1953	Greene	Pennsylvania	476	331	n/a	Morgan	17-03-0145
102257	9/4/1923	Greene	Pennsylvania	308 476	594 352	n/a	Morgan	17-03-0140-B, 17-03-0140-C, 17-03-0140-F, 17-03-0140-L
102264	7/15/1949	Greene	Pennsylvania	450	484	n/a	Morgan	07-01-0168, 17-04-0101, 17-04-0101-A, 17-04-0101-B, 17-04-0101-C, 17-04-0105
102469	8/12/1919	Greene	Pennsylvania	270 507	329 459	n/a	Washington	24-02-0110, 24-02-0110-A, 24-02-0110-B, 24-02-0110-C, 24-02-0110-D, 24-02-0110-E, 24-02-0110-F, 24-02-0110-G, 24-02-0110-H
102682	10/6/1976	Greene	Pennsylvania	614	51	n/a	Morgan	17-03-0128, 17-03-0128-A, 17-03-0128-B, 17-03-0128-C, 17-03-0128-D, 17-03-0128-E, 17-03-0128-F, 17-03-0128-G, 17-03-0128-H
103013	7/25/1994	Greene	Pennsylvania	0137	0491	n/a	Morgan	17-02-0134, 17-02-0134-B, 17-02-0134-C
103394	7/6/1901	Greene	Pennsylvania	103 433	21 528	n/a	Morgan	17-06-0111, 17-06-0111-A, 17-06-0111-B, 17-06-0111-C, 17-06-0112, 17-06-0113, 17-06-0114, 17-06-0114-A, 17-06-0115, 17-06-0116
103401	7/6/1901	Greene	Pennsylvania	103 433	5 526	n/a	Morgan	17-05-0120
Rhodes
106094	5/28/1902	Lewis	West Virginia	52	136	n/a	n/a	n/a

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
125043	6/27/1955	Lewis	West Virginia	238	254	n/a	n/a	n/a
125049	6/29/1955	Lewis	West Virginia	238	447	n/a	n/a	n/a
125068	7/30/1955	Lewis	West Virginia	238	498	n/a	n/a	n/a
125078	8/17/1955	Lewis	West Virginia	239	180	n/a	n/a	n/a
125096	7/28/1955	Lewis	West Virginia	239	334	n/a	n/a	n/a
125117	8/24/1955	Lewis	West Virginia	239	554	n/a	n/a	n/a
125123	10/19/1955	Lewis	West Virginia	240	309	n/a	n/a	n/a
125129.01	12/6/1955	Lewis	West Virginia	240	501	n/a	a/a	n/a
125129.02	1/1/1956	Lewis	West Virginia	241	444	n/a	n/a	n/a
125136	9/8/1965	Lewis	West Virginia	241	229	n/a	n/a	n/a
125144	12/1/1955	Lewis	West Virginia	241	441	n/a	n/a	n/a
125147	4/18/1922	Lewis	West Virginia	126 244	284 268	n/a	n/a	n/a
125148	7/5/1923	Lewis	West Virginia	100 245	597 60	n/a	n/a	n/a
125151	3/26/1956	Lewis	West Virginia	242	132	n/a	n/a	n/a
125154.01	5/7/1956	Lewis	West Virginia	243	541	n/a	n/a	n/a
125154.02	9/29/1955	Lewis	West Virginia	244	246	n/a	n/a	n/a
125156.01	5/7/1956	Lewis	West Virginia	243	537	n/a	n/a	n/a
125156.02	2/28/1957	Lewis	West Virginia	133 247	163 358	n/a	n/a	n/a
125165	3/8/1923	Lewis	West Virginia	100 242	564 132	n/a	n/a	n/a
125166	3/25/1924	Lewis	West Virginia	117 245	104 346	n/a	n/a	n/a
125167	unknown	Lewis	West Virginia	122	84	n/a	n/a	n/a
125168	9/4/1956	Lewis	West Virginia	245	60	n/a	n/a	n/a
125175	8/21/1901	Lewis	West Virginia	33 249	590 107	n/a	n/a	n/a
125177	10/6/1921	Lewis	West Virginia	100 246	236 252	n/a	n/a	n/a
125179	11/12/1900	Lewis	West Virginia	42 251	12 361	n/a	n/a	n/a
125180	2/4/1924	Lewis	West Virginia	134 244	413 299	n/a	n/a	n/a
125181	2/4/1924	Lewis	West Virginia	116 244	114 293	n/a	n/a	n/a
125182	1/17/1923	Lewis	West Virginia	113 251	186 368	n/a	n/a	n/a
125183	1/21/1924	Lewis	West Virginia	134 247	410 95	n/a	n/a	n/a
125253	7/30/1957	Lewis	West Virginia	249	218	n/a	n/a	n/a

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
125354.01	4/20/1960	Lewis	West Virginia	263	289	n/a	n/a	n/a
125354.02	8/10/1964	Lewis	West Virginia	291	666	n/a	n/a	n/a
			Shirley
104807	1/1/1901	Tyler	West Virginia	69	4	n/a	n/a	n/a
105456	1/1/1901	Tyler	West Virginia	69 193	42 81	n/a	n/a	n/a
125811	1/1/1901	Ty1er	West Virginia	172	17	n/a	n/a	n/a
125812	1/1/1901	Tyler	West Virginia	172	7	n/a	n/a	n/a
125813	7/7/1965	Tyler	West Virginia	172	12	n/a	n/a	n/a
125951	6/9/1967	Tyler	West Virginia	175 202	495 294	n/a	n/a	n/a
126131	12/17/1971	Tyler	West Virginia	32	164	n/a	n/a	n/a
126133	1/12/1972	Tyler	West Virginia	191	417	n/a	n/a	n/a
126134	1/1/1901	Tyler	West Virginia	191	420	n/a	n/a	n/a
126137	1/14/1972	Tyler	West Virginia	191	536	n/a	n/a	n/a
126138	1/13/1972	Tyler	West Virginia	224	463	n/a	n/a	n/a
126140	1/28/1972	Tyler	West Virginia	191	530	n/a	n/a	n/a
126145	1/28/1972	Tyler	West Virginia	192	21	n/a	n/a	n/a
126146	2/7/1972	Ty1er	West Virginia	191	509	n/a	n/a	n/a
126147	12/13/1971	Tyler	West Virginia	191	506	n/a	n/a	n/a
126151	1/12/1972	Tyler	West Virginia	191	492	n/a	n/a	n/a
126152	1/14/1972	Tyler	West Virginia	191	489	n/a	n/a	n/a
126153	2/25/1972	Tyler	West Virginia	192	80	n/a	n/a	n/a
126154	3/2/1972	Tyler	West Virginia	192	130	n/a	n/a	n/a
126155	3/10/1972	Tyler	West Virginia	192	247	n/a	n/a	n/a
126163	1/17/1972	Tyler	West Virginia	192	348	n/a	n/a	n/a
126165	1/28/1972	Tyler	West Virginia	192	305	n/a	n/a	n/a
126168	3/7/1972	Tyler	West Virginia	193	68	n/a	n/a	n/a
126171	5/15/1972	Tyler	West Virginia	193	502	n/a	n/a	n/a
126173	6/29/1972	Tyler	West Virginia	194	61	n/a	n/a	n/a
126177	8/21/1972	Doddridge	West Virginia	96	292	n/a	n/a	n/a
126177.01	6/1/1973	Doddridge	West Virginia	97	360	n/a	n/a	n/a
126177.02	7/20/1973	Doddridge	West Virginia	97	533	n/a	n/a	n/a
126179	10/3/1972	Doddridge	West Virginia	96	401	n/a	n/a	n/a
126183	11/17/1972	Tyler	West Virginia	195	378	n/a	n/a	n/a
126183.01	12/13/1978	Tyler	West Virginia	195	378	n/a	n/a	n/a
126186	11/21/1972	Tyler	West Virginia	195	372	n/a	n/a	n/a
126187	11/21/1972	Tyler	West Virginia	195	475	n/a	n/a	n/a
126190	12/1/1972	Tyler	West Virginia	196	4	n/a	n/a	n/a

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
126191	6/2/1973	Tyler	West Virginia	195	469	n/a	n/a	n/a
126191	6/2/1973	Ty1er	West Virginia	195	469	n/a	n/a	n/a
126205	4/2/1973	Tyler	West Virginia	197	328	n/a	n/a	n/a
126208	4/2/1973	Tyler	West Virginia	197	551	n/a	n/a	n/a
126210	11/1/1906	Tyler	West Virginia	62 201	436 494	n/a	n/a	n/a
126211	11/26/1909	Tyler	West Virginia	70 200	477 216	n/a	n/a	n/a
126212	2/23/1904	Ty1er	West Virginia	55	370	n/a	n/a	n/a
126213	10/11/1909	Tyler	West Virginia	70	483	n/a	n/a	n/a
126216	6/4/1923	Tyler	West Virginia	198	355	n/a	n/a	n/a
126217	3/15/1973	Tyler	West Virginia	198	405	n/a	n/a	n/a
126217.01	7/1/1973	Tyler	West Virginia	198	393	n/a	n/a	n/a
126218	1/27/1968	Tyler	West Virginia	198	396	n/a	n/a	n/a
126221	2/22/1973	Tyler	West Virginia	200	38	n/a	n/a	n/a
126237	3/12/1973	Tyler	West Virginia	200	341	n/a	n/a	n/a
126239	4/19/1973	Doddridge	West Virginia	98 284 284	357 34 36	n/a	n/a	n/a
126247	3/4/1974	Tyler	West Virginia	202	303	n/a	n/a	n/a
126268	9/20/1974	Tyler	West Virginia	205	119	n/a	n/a	n/a
126375	2/18/1988	Doddridge and Tyler	West Virginia	2	400	n/a	n/a	n/a
190043	11/15/1974	Tyler	West Virginia	204	355	n/a	n/a	n/a
Skin Creek
107663	7/1/1905	Lewis	West Virginia	55	198	n/a	n/a	n/a
122594	7/12/1937	Lewis	West Virginia	243	541	n/a	n/a	n/a
Swarts
102014	3/8/1948	Greene	Pennsylvania	443	92	n/a	Morris	18-08-0110, 18-08-0110-A
102018	8/4/1948	Greene	Pennsylvania	445	27	n/a	Morris	18-08-111
102023	10/18/1948	Greene	Pennsylvania	440	592	n/a	Washington	24-03-0104
102568	2/10/1965	Greene	Pennsylvania	531	143	n/a	Morris	18-07-114
102572	3/10/1965	Greene	Pennsylvania	531	399	n/a	Morris	18-07-0103-A, 18-07-0104
102573	3/16/1965	Greene	Pennsylvania	531	179	n/a	Morris	18-07-113
102579	12/13/1922	Greene	Pennsylvania	304 567	346 1007	n/a	Morris	18-07-115
102584	9/16/1965	Greene	Pennsylvania	534	50	n/a	Morris	18-07-0107, 18-07-0107-A, 18-07-0107-B, 18-07-107-

Lease #	Lease Date	County	State/ Commonwealth	Book	Page	Instrument #	Township	Tax Map/ Parcel Data Entry
								C
102584.01	3/1/1972	Greene	Pennsylvania	576	1054	n/a	Morris	18-07-0107, 18-07-0107-A, 18-07-0107-B, 18-07-0107-C
102584.02	3/7/1972	Greene	Pennsylvania	576	1049	n/a	Morris	18-07-0107, 18-07-0107-A, 18-07-0107-B, 18-07-107-C
102585	9/16/1965	Greene	Pennsylvania	534	44	n/a	Morris	18-07-0124, 18-07-0125, 18-07-0125-A
102654	8/4/1971	Greene	Pennsylvania	571	311	n/a	Morris	18-05-0126, 18-05-0126-A
113109	9/27/1911	Greene	Pennsylvania	225 449	446 243	n/a	Morris	18-07-119
113110	9/27/1911	Greene	Pennsylvania	225 498	448 239	n/a	Morris	24-03-0103, (part of) 24-03-0105
Tepe
101316	3/17/1929	Allegheny	Pennsylvania	2427 2538	440 4	n/a	Jefferson	spreadsheet
101320	5/16/1936	A1legheny	Pennsylvania	2533 3052	265 720	n/a	Jefferson	881-R-75, 881-R-80, 881-R-100, 881-R-170, 881-R-170, 1004-B-200, 1004-B60, 1004-E-50, 1005-H-100, 1005-R-100, 1006-M-400
101378	8/31/1936	Allegheny	Pennsylvania	2534	604	n/a	Jefferson	881-S-75

Exhibit “D”

Procedure for Drilling Through
Sublessor’s Storage Fields

Notice will be given by Sublessee at least one (1) week in advance of drilling.  A pre-spud meeting may be conducted prior to drilling if both parties identify a legitimate need.  Any such meeting will include representatives from the contract driller, Cement Company, Mud Company and Equitrans Storage Engineering Group.  Sublessee shall provide Sublessor with gas in kind to compensate for any gas lost or vented from a Gas Storage Formation as a result of Sublessee’s activities.

A determination of current storage pressures will be done by monitoring offset non-flowing wells completed in the Storage Zone (shut-in Storage Wells and/or Storage Observation Well(s)).

General Procedure, to be revised by the parties if reasonably requested by Sublessee:

1.                                      Conductor Casing String:  Drill and set conductor casing prior to rig moving in.

2.                                      MIRU Drilling Rig.

3.                                      Surface Casing String:  Drill through all workable coal seams and fresh water zones according to state law and regulations and run/set surface casing.

4.                                      Intermediate Casing String:  Drill into and through storage horizon (and at least 200’ below) and institute an overbalance procedure designed to stop flow (if any) from storage horizon.  Run a typical open hole fluid logging suite (logging company used must be specified and approved by Equitrans Storage Engineering Group) on one hole on a drill site well pad.

5.                                      For Storage Protection:  Run casing that meets storage requirements for weight and grade, as reasonably determined by Sublessee and Sublessor.  The casing must be either non-mill lacquered, flint coated or sand blasted from TD to approximately 500’ above the Storage Zone and 125’ below the Storage Zone.  The hole will be drilled to a sufficient depth to allow for a 40’ shoe joint and 100’ of bond log below the storage horizon.  Once the casing is run and prior to cementing, the hole must be circulated (utilizing cementing company pumping equipment), with the proper flow rate at a minimum of 100% of annular volume.  Utilize standard cementing procedures of gel spacer, followed by cement slurry lead, then tail slurry.  The well condition must remain in an over-balanced condition.

6.                                      Cement casing to surface as follows:

a.                                        Spacer:  20 bbl gel spacer (6% bentonite gel)

b.                                        Lead cement:  Standard Cement, 2.0% CaCl, ¼# per bbl Flake, 13.1 ppg, 9.94 gal/sk, 1.83ft3/sk

c.                                        Tail cement (500’ Above Top of Storage):  Type 1 Cement, 3.0% CaCl, ¼# Flake,15.4 ppg, 5.49 gal/sk, 1.23 ft3/sk, anti-gas migration additives.

d.                                        Displacement:  Mud or Fresh Water

e.                                        Note:  Run 20% excess over Caliper

D-1

f.                                          Wait on Cement (W.O.C.) for a minimum of 8 hours before nippling down cement head and nippling up BOP stack.  Run Segmented Cement Bond Log (CBL) (logging company used must be approved by Equitrans Storage Engineering Group) after cement in place a minimum of 16 hours.  Cement must be in place minimum 24 hours prior to drilling out operations commence.

g.                                       There must be no sign of storage related annular gas to surface.  An Equitrans Storage Engineering Group representative might be on location during the cementing operations and/or the cement bond logging.

7.                                      Production Casing String:  Drill hole to projected TD.  Run casing and cement in place so that there is 100% isolation in annulus of production casing string and bottom of intermediate casing string.  Recommended approximately 500’ of cement above production zone or directional kick off point (KOP).  Any deviations from recommendations must be approved by Equitrans Storage Engineering Group.  Note: No formation(s) can be fracture stimulated 300’ above or below the storage horizon without Equitrans Storage Engineering Group approval.  This will be decided on a well-by-well basis.

Sublessee shall forward to Sublessor a daily drilling report for each well, as well as location plats and well site surveys, copies of drilling permits, daily reports for drilling, completion, re-work and other well-site operations.  Sublessee shall, at all times, permit representatives of Sublessor to inspect the well as it is being drilled.  Sublessor shall be furnished all logs and reports pertaining to the drilling, coring, logging, and testing of formations encountered, including but not limited to, copies of logs (paper copies and digital images), any core analyses, geophysical surveys, frac maps, drill stem tests, and fluid analyses (“technical data”) which shall also include all other information, logs, tests, and other data provided under this Exhibit C to Sublessor).  Sublessor shall have the continuing right, on a well-by-well basis, to have open hole logs run on those sections of wellbores which penetrate Gas Storage Formations located on the Leases, and to test, core, and otherwise evaluate the Gas Storage Formations through which Sublessee intends to drill.  Sublessor shall advise Sublessee of its intent to exercise this right at the pre-spud meeting held prior to drilling a well through a Gas Storage Formation.  So long as the same do not materially interfere with drilling operations, Sublessor may request at the same time that additional downhole tests be run on all Gas Storage Formations penetrated by Sublessee’s wells drilled hereunder.

All technical data shall be held strictly confidential by Sublessor, and shall be the property of both the Sublessee and the Sublessor.  Upon request, representative samples of drill cuttings taken at intervals of ten (10) feet or less from surface to total depth shall be saved, washed and dried, and delivered to Sublessor.  Sublessor shall have the right, when requested, to examine and take chips of all cores cut and recovered from such well.  Sublessee shall furnish Sublessor, at Sublessor’s request, no more than four times a year, production reports showing daily oil, gas, and water production on a well-by-well basis as well as daily tubing and casing pressure readings on such wells.  Sublessor shall be responsible for all costs associated with any tests or logs that it requests under this paragraph and the preceding paragraph.

D-2

Exhibit “E”

Memorandum of Sublease Agreement

THIS MEMORANDUM OF SUBLEASE AGREEMENT (this “Memorandum”) dated                              , 2011, and effective                             , 2011, is between EQUITRANS, L.P., a Pennsylvania limited partnership, with its principal offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222 (“Sublessor”), and EQT PRODUCTION COMPANY, a Pennsylvania corporation, with its principal offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222 (“Sublessee”).

WITNESSETH:  That upon the terms, conditions, consideration, covenants and provisions set forth in that certain Sublease Agreement of even date herewith between Sublessor and Sublessee (the “Agreement”), Sublessor has subleased and sublet certain oil and gas rights on certain leases (each a “Lease”) to Sublessee, for the purposes specifically set forth in said Agreement and hereinafter set forth in summary form only.  The Leases subject to the Agreement are set forth in particularity on the attached “Schedule 1.”  The land covered by the Leases is referred to as the “Subleased Premises.”  The parties may execute and record future memoranda if Leases are added to or deleted from the Agreement.

Sublessee’s rights under the Agreement include rights to enter upon the Subleased Premises and to drill, explore for (including geophysical and seismic operations), operate for, produce and market, oil and gas, from certain formations thereon.  Sublessee has nonexclusive rights to make use of such concurrent surface rights of ingress and egress and servitudes (including roads, pipelines, and surface facilities) that are contained in the Leases.  The Leases shall remain the sole property of Sublessor and the rights of the Sublessee shall be limited to the rights specifically stated in the Agreement.  It is not the parties’ intent to sever the production and storage rights under the Leases, nor does the Agreement do so.  Sublessor reserves the right to continue use of the Subleased Premises for storage, transportation, and other purposes.

The Agreement shall remain in effect as to each Lease for the term of each such Lease, provided however that the Sublessee may in its discretion surrender its rights hereunder in an individual Lease; upon such a surrender, the non-severed production rights associated with the specific Lease shall automatically revert back to Sublessor and that Lease shall no longer be subject to the Agreement.  Any wells drilled by Sublessee on and pursuant to a Lease between January 1, 2008, and the date hereof and all oil and gas produced therefrom shall be subject to the terms of the Agreement.

The Agreement shall extend to and bind the leasehold estates created by extensions, renewals, modifications, and replacements of the Leases and all unitization agreements containing such Leases and the extensions, renewals, and replacements thereof.  The terms and conditions of the Agreement shall extend to and be binding upon the respective successors and assigns of the parties hereto.  The parties expressly agree that it is not their intent to sever the production and storage rights under the Leases through any assignment of the Agreement.

In the event a Lease requires consent of the lessor prior to subletting, that Lease shall not be subject to the Agreement, despite its inadvertent reference in this Memorandum.  The Agreement and all the terms, conditions, covenants and provisions thereof are hereby incorporated herein by reference and made a part hereof in all respects as though fully set forth herein and reference is hereby made to said Agreement for the full particulars thereof.

IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Memorandum to be duly executed as of the date first hereinabove written.

In Witness Whereof, the parties execute this Memorandum as of the date first referenced above.

SUBLESSOR:	SUBLESSEE:

EQUITRANS, L.P.	EQT PRODUCTION COMPANY
By: Randall L. Crawford	By: Steven T. Schlotterbeck
Its: President	Its: President

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF ALLEGHENY

I,                                                                   , a Notary Public in and for said County and Commonwealth, certify that Randall L. Crawford, personally known to me to be the same person who signed above, appeared before me today in said Commonwealth and County, and acknowledged and delivered the instrument to be his free act and deed, on behalf of Equitrans, L.P.  Given under my hand this              day of                           , 2011.  My commission expires                                                   .

[SEAL]
Notary Public

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF ALLEGHENY

I,                                                                           , a Notary Public in and for said County and Commonwealth, certify that Steven T. Schlotterbeck, personally known to me to be the same person who signed above, appeared before me today in said Commonwealth and County, and acknowledged and delivered the instrument to be his free act and deed, on behalf of EQT Production Company.  Given under my hand this            day of                                 , 2011.  My commission expires                                                 .

[SEAL]
Notary Public

“Schedule 1”
List of Leases

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
Bunola
101428	2/21/1967	Allegheny	Pennsylvania	8348	213	n/a	Forward	1739-D-15
101438	2/13/1947	Allegheny	Pennsylvania	2941	224	n/a	Forward	2088-E301,2089-D-122, 1909-P-329
101819	5/25/1950	Allegheny	Pennsylvania	3100 3818	242 57	n/a	Forward	1738-N-390, 1739-M-64
101981	4/18/1945	Allegheny	Pennsylvania	2837	513	n/a	Forward	2088-B-140, 2088-F-10, 2088-B-190, 2088-K-120, 2088-C-100
102078	4/3/1949	Allegheny	Pennsylvania	3051 3092	443 700	n/a	Forward

1740-P-172,1740-R-109,
1911-C-333, 1911-C-241,
1911-C-235, 1911-G-196,
1911-C-241, 1911-C-242,
1911-D-202, 1911-D-168, 1911-H-276, 1911-H-289; 1911-H-335, 1911-L-77,
1911-L-81, 1911-C-235,
(part of) 1911-G-249

102083	8/18/1949	Allegheny	Pennsylvania	3069	319	n/a	Forward	2088-J-295
102100	11/3/1949	Allegheny	Pennsylvania	3077	252	n/a	Forward	2275-A-216, 2275-A-157, 2275-A-171, 2275-A-144, 2275-A-144-0-1
102142	9/9/1944	Allegheny	Pennsylvania	2811 3127	646 462	n/a	Forward	2089-G-295, 1273-M-119, 1910-H-218, 2090-H-7, 2089-E-395, 2089-G-295, 2089-D-227, 2089-D-190, 2089-D-87, 2089-D-94
102151	8/1/1899	Allegheny	Pennsylvania	17 3142	542 12	n/a	Forward	2089-F-348
102153	6/21/1905	Allegheny	Pennsylvania	7336	633	n/a	Forward

1738-N-343, 1738-N-356,
1738-N-360, 1909-A-252,
1909-A-256, 1909-A-260,
1909-A-265, 1909-A-268,
1909-A-278, 1909-A-286,
1909-A-291, 1909-A-294,
1909-A-328,
1909-A-339, 1909-A-341,
1909-A-346, 1909-A-348,
1909-A-363, 1909-A-366,
1909-A-372, 1909-A-374,
1909-A-379, 1909-A-383,
1909-A-385, 1909-E-115,
1909-E-122,
1909-E-130, 1909-E-130,
1909-E-139, 1909-E-148,
1909-E-157, 1909-E-170,
1909-E-172, 1910-C-258

102156	6/30/1950	Allegheny	Pennsylvania	284	7	n/a	Forward	2088-K-121, 2088-K112, 2088-K-97, 2088-H-319,

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
				3100	341			2088-R-24, 2088-R-22, 2088-H-207, 2088-H-209
102476	8/4/1960	Washington	Pennsylvania	1091 275	488 187	n/a	Union	64-31200
180077	10/13/1958	Allegheny	Pennsylvania	2946	269	n/a	Forward	1575-J-139, 1273-M-119, 1575-B-333
180080	3/25/1937	Allegheny	Pennsylvania	3965	106	n/a	Forward	1576-K-80, 1577-S-300, 1272-A-75
Comet
109869	3/27/1908	Taylor	West Virginia	6 7	496 181	n/a	n/a	n/a
109869.01	6/17/2009	Taylor	West Virginia	58	04	n/a	n/a	n/a
109869.02	6/17/2009	Taylor	West Virginia	58	01	n/a	n/a	n/a
109869.03	3/27/1908	Taylor	West Virginia	58	420	n/a	n/a	n/a
121853	3/30/1909	Taylor	West Virginia	5 7 20	422 181 163	n/a	n/a	n/a
121853.01	5/2/2008	Taylor	West Virginia	57	312	n/a	n/a	n/a
121853.02	5/2/2008	Taylor	West Virginia	57	314	n/a	n/a	n/a
121853.03	3/302009	Taylor	West Virginia	5	422	n/a	n/a	n/a
122197	1/1/1901	Taylor	West Virginia	7 23	9 454		n/a	n/a
122200	9/30/1902	Taylor	West Virginia	4 23	587 23	n/a	n/a	n/a
Finleyville
118499	12/2/1921	Washington	Pennsylvania	494 605	597 130	n/a	Union	(part of) 640-005-00-00-0018-00, (part of) 640-005-00-00-0019-00, 640-005-00-00-0019-01
118500	12/2/1921	Washington	Pennsylvania	494 605	597 130	n/a	Union

640-006-00-00-0002-00,
640-006-00-00-0003-00,
640-006-00-00-0004-00,
640-006-00-00-0005-00,
640-006-00-00-0006-00,
640-006-00-00-0006-01,
640-006-00-00-0007-00,
640-006-00-00-0008.00,
640-006.00-00-0008-01,
640-006-00-00-0008-02

118500	12/2/1921	Washington	Pennsylvania	949 605	599 131	n/a	Union

640-006-00-00-0002-00,
640-006-00-00-0003-00,
640-006-00-00-4004-00,
640-006-00-00-0005-00,
640-006-00-00-0006-00,
640-006-00-00-0006-01,
640-006-00-00-0007-00,
640-006-00-00-0008-00,
640-006-00-00-0008-01,

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
								640-006-00-00-0008-02
160066	11/5/1925	Washington	Pennsylvania	542	523	n/a	Union	640-005-00-00-0022-00, 640-005-00-00-0022.01
160088	9/19/1930	Washington	Pennsylvania	571	541	n/a	Union	640-05-04-00-0002-00, 640-05-04-00-0005-00, 640-05-00-00-0006-00, 640-05-04-00-0003-00, 640-05-04-00-0001-00, 640-05-04-00-0004-00
Hayes
125134	9/18/2009	Marion	West Virginia	286 569	161 266	n/a	n/a	n/a
Hunters Cave
100370	9/4/1924	Greene	Pennsylvania	319 484	149 180	n/a	Center	13-01-120
101800	1/20/1954	Greene	Pennsylvania	479	363	n/a	Center	03-01-0116
101883	7/15/1949	Greene	Pennsylvania	450	468	n/a	Morris	18-08-0103
102175	1/18/1926	Greene	Pennsylvania	327 484	427 182	n/a	Center	03-01-0120
102514	6/10/1971	Greene	Pennsylvania	569	551	n/a	Blair	03-01-0119
102657	10/14/1971	Greene	Pennsylvania	572	810	n/a	Center	03-02-0123
102853	11/29/1911	Greene	Pennsylvania	225 0118	018 1152	n/a	Center	03-01-125 and 03-01-125A
102854	10/13/1921	Greene	Pennsylvania	299 0118	195 1152	n/a	Center	03-01-113
113906	9/6/1912	Greene	Pennsylvania	230 416	309 210	n/a	Center	03-01-102
113907	9/6/1912	Greene	Pennsylvania	230 416	309 209	n/a	Center	03-01-0103, 03-01-0103-B
113911	9/2/1912	Greene	Pennsylvania	230 416	302 208	n/a	Center	03-01-0104, 03-01-0104-A
113911.01	5/30/2008	Greene	Pennsylvania	394	771	200800003807	Center	03-01-0104, 03-01-0104-A
113911.02	6/18/2008	Greene	Pennsylvania	394	763	200800003805	Center	03-01-0104, 03-01-0104-A
116021	5/28/1915	Greene	Pennsylvania	257 416	260 211	n/a	Center	03-01-0115
116674	9/19/1918	Greene	Pennsylvania	266 110	435 441	n/a	Center	03-02-0124, 03-02-0124-A
117849	9/18/1919	Greene	Pennsylvania	274 115	598 404	n/a	Center	03-01-121
151544	4/17/1952	Greene	Pennsylvania	469 494	583 554	n/a	Morris	03-01-0117, (part of) 18-08-0103
151544	4/17/1952	Greene	Pennsylvania	469	276	n/a	Morris	03-01-0117, (part of) 18-08-0103
172200	3/21/1910	Greene	Pennsylvania	62	462	n/a	Center	03-01-0114

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
172201	1/4/1910	Greene	Pennsylvania	227 392	96 640	n/a	Morris	18-05-0108, 18-05-0109, 18-05-0108-RW
172202	6/7/1917	Greene	Pennsylvania	259 416	418 205	n/a	Center	03-02-0125
172202.01	4/11/2008	Greene	Pennsylvania	393	291	200800003379	Center	03-02-0125
172203	11/29/1911	Greene	Pennsylvania	225 0395 0395 0395	16 1207 1227 1211	n/a	Center	03-01-0118
Logansport
124795.01	8/27/1948	Marion	West Virginia	613	465	n/a	n/a	n/a
124796.02	11/18/1950	Marion	West Virginia	498 573	94 69	n/a	n/a	n/a
124798	4/5/1958	Marion	West Virginia	596	394	n/a	n/a	n/a
124798.01	8/18/2009	Marion	West Virginia	596	394	n/a	n/a	n/a
124798.02	8/20/2009	Marion	West Virginia	1063	836	n/a	n/a	n/a
124798.03	8/20/2009	Marion	West Virginia	1063	833	n/a	n/a	n/a
124799	8/27/1948	Marion	West Virginia	465	312	n/a	n/a	n/a
124803	8/27/1948	Marion	West Virginia	466	211	n/a	n/a	n/a
124803.01	10/13/2009	Marion	West Virginia	1063	907	n/a	n/a	n/a
124803.02	9/15/2009	Marion	West Virginia	1063	910	n/a	n/a	n/a
124803.03	10/17/2009	Marion	West Virginia	466	211	n/a	n/a	n/a
124818	11/9/1948	Marion	West Virginia	469	583	n/a	n/a	n/a
124826	5/10/1949	Marion	West Virginia	475	379	n/a	n/a	n/a
124829	8/18/1908	Marion	West Virginia	156 484	193 563	n/a	n/a	n/a
124830	8/18/1908	Marion	West Virginia	156 484	197 577	n/a	n/a	n/a
124830	8/18/1908	Marion	West Virginia	190 484 488 500 483 558	404 577 66 389 485 224	n/a	n/a	n/a
124831	8/24/1908	Marion	West Virginia	156 904 488 500	203 103 69 384	n/a	n/a	n/a
124832	10/22/1908	Marion	West Virginia	156 503	218 564	n/a	n/a	n/a
124832	10/22/1908	Marion	West Virginia	156	218	n/a	n/a	n/a
124878	5/14/1901	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.01	10/24/2009	Marion	West Virginia	1063	882	n/a	n/a	n/a

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
124878.02	10/24/2009	Marion	West Virginia	1063	885	n/a	n/a	n/a
124878.03	1/16/2010	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.04	1/20/2010	Marion	West Virginia	1061	764	n/a	n/a	n/a
124878.05	12/7/2009	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.06	12/14/2009	Marion	West Virginia	130	340	n/a	n/a	n/a
124878.07	12/19/2009	Marion	West Virginia	130	340	n/a	n/a	n/a.
124878.08	12/1/2009	Marion	West Virginia	130	340	n/a	n/a	n/a
124918	4/20/1903	Marion	West Virginia	125 530	321 371	n/a	n/a	n/a
Maple Lake
122267.01	10/2/1936	Taylor	West Virginia	18	423	n/a	n/a	n/a
122267.02	7/16/2009	Taylor	West Virginia	16	50	n/a	n/a	n/a
122267.03	5/29/2009	Taylor	West Virginia	58	660	n/a	n/a	n/a
122267.04	5/26/2009	Taylor	West Virginia	58	657	n/a	n/a	n/a
122267.05	7/16/2009	Taylor	West Virginia	58	654	n/a	n/a	n/a
123605	11/6/1941	Taylor	West Virginia	20	159	n/a	n/a	n/a
123827	3/20/1943	Taylor	West Virginia	20	295	n/a	n/a	n/a
123827.01	6/29/2009	Taylor	West Virginia	58	609	n/a	n/a	n/a
124704	12/29/1911	Harrison and Taylor	West Virginia	636 636	180 182	n/a	n/a	n/a
124704.10	11/10/2009	Harrison and Taylor	West Virginia	58	618	n/a	n/a	n/a
Mobley
102836	9/11/1901	Wetzel	West Virginia	47 44	469 354	n/a	n/a	n/a
103021	2/5/1901	Wetzel	West Virginia	60 76	414 204	n/a	n/a	n/a
106285	1/1/1902	Wetzel	West Virginia	76 44	239 373	n/a	n/a	n/a
116735	7/7/1948	Wetzel	West Virginia	46	392	n/a	n/a	n/a
117641	7/5/1962	Wetzel	West Virginia	47	145	n/a	n/a	n/a
125369	6/8/1960	Wetzel	West Virginia	44A	26	n/a	n/a	n/a
125372	8/26/1961	Wetzel	West Virginia	44A	36	n/a	n/a	n/a
125375	6/28/1960	Wetzel	West Virginia	44A	41	n/a	n/a	n/a
125383	6/10/1960	Wetzel	West Virginia	44A	87	n/a	n/a	n/a
125386	5/26/1960	Wetzel	West Virginia	44A	142	n/a	n/a	n/a
125394	6/8/1960	Wetzel	West Virginia	44A	158	n/a	n/a	n/a
125397	9/20/1960	Wetzel	West Virginia	44A 44	224 299	n/a	n/a	n/a

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
125421	5/20/1957	Wetzel	West Virginia	42A	411	n/a	n/a	n/a
125423	8/23/1961	Wetzel	West Virginia	45	278	n/a	n/a	n/a
125424	8/30/1961	Wetzel	West Virginia	45	106	n/a	n/a	n/a
125425	1/10/1947	Wetzel	West Virginia	44A	493	n/a	n/a	n/a
125426	6/26/1914	Wetzel	West Virginia	5A 44A	128 435	n/a	n/a	n/a
125430	5/1/1953	Wetzel	West Virginia	40A	331	n/a	n/a	n/a
125443	7/9/1960	Wetzel	West Virginia	45A	8	n/a	n/a	n/a
125445	5/25/1960	Wetzel	West Virginia	45A	25	n/a	n/a	n/a
125459	1/25/1962	Wetzel	West Virginia	47A	16	n/a	n/a	n/a
Pratt
100588	6/27/1924	Greene	Pennsylvania	314 471	434 522	n/a	Morgan	17-03-0157, 17-03-0157-D, 17-03-0157-E, 17-03-0157-F, 17-03-0157-G, 17-03-0157-H, 17-03-0157-J, 17-03-0157-P, 17-03-0157-Q, 17-03-0157-R, 17-03-0157-S, 17-03-0157-U, 17-03-0158, 17-03-0159, 17-03-0160
101309	4/2/1936	Greene	Pennsylvania	374 445	416 106	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.01	4/2/1936	Greene	Pennsylvania	0412	0376	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.02	4/2/1936	Greene	Pennsylvania	0412	0388	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.03	4/2/1936	Greene	Pennsylvania	0412	0392	n/a	Morgan	17-05-0119, 17-05-01 19-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.04	4/2/1936	Greene	Pennsylvania	0412	0396	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.05	4/2/1936	Greene	Pennsylvania	0418	0063	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.06	4/2/1936	Greene	Pennsylvania	0418	0064	n/a	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
101309.07	4/2/1936	Greene	Pennsylvania	0419	1223	200900005059	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.08	4/2/1936	Greene	Pennsylvania	0419	1219	200900005058	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
101309.09	4/2/1936	Greene	Pennsylvania	0422	0455	200900005778	Morgan	17-05-0119, 17-05-0119-A, 17-05-0119-B, 17-05-0119-C, 17-05-0119-D, 17-05-0119-E
102005	5/19/1947	Greene	Pennsylvania	433	569	n/a	Morgan	17-06-0110, 17-06-0110-A
102006	5/13/1946	Greene	Pennsylvania	431 439	56 320	n/a	Morgan	17-05-0124, 17-05-0125, 17-05-0125-A
102025	11/4/1948	Greene	Pennsylvania	447	28	n/a	Morgan

17-03-0116, 17-03-0116-A, 17-03-0116-B, 17-03-0116-C, 17-03-0116-D, 17-03-0116-F, 17-03-0116-G, 17-03-0116-H, 17-03-0116-I, 17-03-0116-J, 17-03-0116-K, 17-03-0116-L, 17-03-0116-M, 17-03-0116-N, 17-03-0116-O, 17-03-0116-P, 17-03-0116-Q

102030	11/5/1948	Greene	Pennsylvania	446	78	n/a	Morgan	1701-133, 1701-133A, 1701-133B, 1701-133C
102035	11/8/1948	Greene	Pennsylvania	446	81	n/a	Morgan	17-03-0120, 17-03-0120-A
102040	11/23/1948	Greene	Pennsylvania	447	87	n/a	Morgan	17-01-0107
102046	12/3/1948	Greene	Pennsylvania	447	100	100900002446	Morgan	17-02-0124, 17-02-0124-A, 17-02-0124-F, 17-02-0124-G
102049	12/8/1948	Greene	Pennsylvania	447	166	n/a	Morgan	17-01-0111, 17-01-0111-B
102052	6/13/1949	Greene	Pennsylvania	449	229	n/a	Morgan	17-02-147, 17-02-147A, 17-02-147B, 17-02-147C
102055	12/23/1948	Greene	Pennsylvania	447	185	n/a	Morgan	17-02-135
102060	12/28/1948	Greene	Pennsylvania	446 453	253 287	n/a	Morgan	17-02-0119
102061	12/30/1948	Greene	Pennsylvania	446	256	n/a	Morgan	17-03-143
102063	1/3/1949	Greene	Pennsylvania	448	197	n/a	Morgan	17-05-106
102066	1/19/1949	Greene	Pennsylvania	447	510	n/a	Morgan	17-06-101A
102068	3/16/1949	Greene	Pennsylvania	447 468	441 461	n/a	Morgan	17-03-100

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
102101	8/2/1905	Greene	Pennsylvania	155 464	504 202	n/a	Morgan	17-02-0127, 17-02-0127-A, 17-02-0128, 17-02-0128-A, 17-02-0129, 17-02-0130, 17-02-0130-C, 17-02-0131, 17-02-0132
102103	6/13/1901	Greene	Pennsylvania	154 453	357 288	n/a	Morgan	17-02-0134, 17-02-0134-B, 17-02-0134-C
102103.01	2/19/2009	Greene	Pennsylvania	411	241	n/a	Morgan	17-02-0134, 17-02-0134-B, 17-02-0134C
102103.02	6/13/1901	Greene	Pennsylvania	411	244	n/a	Morgan	17-02-0134, 17-02-0134-B, 17-02-0134-C
102105	11/19/1904	Greene	Pennsylvania	479 453	555 291	n/a	Morgan	17-02-0125-A
102107	8/28/1901	Greene	Pennsylvania	6 454	180 262	n/a	Morgan	17-02-0144, 17-02-0144-A, 17-02-0146
102128	8/14/1929	Greene	Pennsylvania	347	64	n/a	Morgan	17-06-0105
102161	9/30/1921	Greene	Pennsylvania	293 461	357 354	n/a	Morgan	17-02-0148, 17-02-0149, 17-02-0150, 17-02-0152
102161.01	9/30/1921	Greene	Pennsylvania	418	60	n/a	Morgan	17-02-0148, 17-02-0149, 17-02-0150, 17-02-0152
102162	4/22/1926	Greene	Pennsylvania	329 461	59 355	n/a	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-B, 17-02-0136-C, 17-02-0149
102162.01	4/22/1926	Greene	Pennsylvania	403	790	n/a	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-B, 17-02-0136-C, 17-02-0149
102162.02	4/22/1926	Greene	Pennsylvania	412	380	n/a	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-B, 17-02-0136-C, 17-02-0149
102162.03	4/22/1926	Greene	Pennsylvania	419	426	200900004883	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-B, 17-02-0136-C, 17-02-0149
102162.04	4/22/1926	Greene	Pennsylvania	426	663	201000000340	Morgan	17-02-0136, 17-02-0136-A, 17-02-0136-B, 17-02-0136-C, 17-02-0149
102166	2/28/1928	Greene	Pennsylvania	338 463	236 56	n/a	Morgan	17-03-0123
102167	6/11/1928	Greene	Pennsylvania	341 463	218 58	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
								0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.01	6/11/1928	Greene	Pennsylvania	405	1254	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.02	6/11/1928	Greene	Pennsylvania	412	756	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.03	6/11/1928	Greene	Pennsylvania	412	760	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.04	6/11/1928	Greene	Pennsylvania	415	879	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102167.05	6/11/1928	Greene	Pennsylvania	416 416 416 416	642 646 650 654	n/a	Morgan	17-01-0106, 17-01-0106-B, 17-01-0106-C, 17-01-0106-D, 17-01-0106-E, 17-01-0106-F, 17-01-0106-G
102172	8/2/1904	Greene	Pennsylvania	155	549	n/a	Morgan	17-03-100
102173	4/4/1918	Greene	Pennsylvania	263 468	19 462	n/a	Morgan	17-03-0152, 17-03-0152-B, 17-03-152-C, 17-03-0156
102219	11/19/1951	Washington	Pennsylvania	817	282	n/a	West Bethlehem	660-009-00-00-0020-00, 660-009-00-00-0020-00-01, 660-009-00-00-0020-00-002
102249	1/2/1953	Greene	Pennsylvania	476	331	n/a	Morgan	17-03-0145
102257	9/14/1923	Greene	Pennsylvania	308 476	594 352	n/a	Morgan	17-03-0140-B, 17-03-0140-C, 17-03-0140-F, 17-03-0140-L
102264	7/15/1949	Greene	Pennsylvania	450	484	n/a	Morgan	07-01-0168, 17-04-0101, 17-04-0101-A, 17-04-0101-B, 17-04-0101-C, 17-04-0105
102469	8/12/1919	Greene	Pennsylvania	270 507	329 459	n/a	Washington	24-02-0110, 24-02-0110-A, 24-02-0110-B, 24-02-0110-C, 24-02-0110-D, 24-02-0110-E, 24-02-0110-F, 24-02-0110-G, 24-02-0110-H
102682	10/6/1976	Greene	Pennsylvania	614	51	n/a	Morgan	17-03-0128, 17-03-0128-A, 17-03-0128-B, 17-03-0128-C, 17-03-0128-D,

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
								17-03-0128-E, 17-03-0128-F, 17-03-0128-G, 17-03-0128-H
103013	7/25/1994	Greene	Pennsylvania	0137	0491	n/a	Morgan	17-02-0134, 17-02-0134-B, 17-02-0134-C
103394	7/6/1901	Greene	Pennsylvania	103 433	21 528	n/a	Morgan	17-06-0111, 17-06-0111-A, 17-06-0111-B, 17-06-0111-C, 17-06-0112, 17-06-0113, 17-06-0114, 17-06-0114-A, 17-06-0115, 17-06-0116
103401	7/6/1901	Greene	Pennsylvania	103 433	5 526	n/a	Morgan	17-05-0120
Rhodes
106094	5/28/1902	Lewis	West Virginia	52	136		n/a	n/a
125043	6/27/1955	Lewis	West Virginia	238	254	n/a	n/a	n/a
,125049	6/29/1955	Lewis	West Virginia	238	447	n/a	n/a	n/a
125068	7/30/1955	Lewis	West Virginia	238	498	n/a	n/a	n/a
125078	8/17/1955	Lewis	West Virginia	239	180	n/a	n/a	n/a
125096	7/28/1955	Lewis	West Virginia	239	334	n/a	n/a	n/a
125117	8/24/1955	Lewis	West Virginia	239	554	n/a	n/a	n/a
125123	10/19/1955	Lewis	West Virginia	240	309	n/a	n/a	n/a
125129.01	12/6/1955	Lewis	West Virginia	240	501	n/a	n/a	n/a
125129.02	1/1/1956	Lewis	West Virginia	241	444	n/a	n/a	n/a
125136	9/8/1965	Lewis	West Virginia	241	229	n/a	n/a	n/a
125144	12/1/1955	Lewis	West Virginia	241	441	n/a	n/a	n/a
125147	4/18/1922	Lewis	West Virginia	126 244	284 268	n/a	n/a	n/a
125148	7/5/1923	Lewis	West Virginia	100 245	597 60	n/a	n/a	n/a
125151	3/26/1956	Lewis	West Virginia	242	132	n/a	n/a	n/a
125154.01	5/7/1956	Lewis	West Virginia	243	541	n/a	n/a	n/a
125154.02	9/29/1955	Lewis	West Virginia	244	246	n/a	n/a	n/a
125156.01	5/7/1956	Lewis	West Virginia	243	537	n/a	n/a	n/a
125156.02	2/28/1957	Lewis	West Virginia	133 247	163 358	n/a	n/a	n/a
125165	3/8/1923	Lewis	West Virginia	100 242	564 132	n/a	n/a	n/a
125166	3/25/1924	Lewis	West Virginia	117 245	104 346	n/a	n/a	n/a
125167	unknown	Lewis	West Virginia	122	84	n/a	n/a	n/a
125168	9/4/1956	Lewis	West Virginia	245	60	n/a	n/a	n/a

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
125175	8/21/1901	Lewis	West Virginia	33 249	590 107	n/a	n/a	n/a
125177	10/6/1921	Lewis	West Virginia	100 246	236 252	n/a	n/a	n/a
125179	11/12/1900	Lewis	West Virginia	42 251	12 361	n/a	n/a	n/a
125180	2/4/1924	Lewis	West Virginia	134 244	413 299	n/a	n/a	n/a
125181	2/4/1924	Lewis	West Virginia	116 244	114 293		n/a	n/a
125182	1/17/1923	Lewis	West Virginia	11 2513	186 368	n/a	n/a	n/a
125183	1/21/1924	Lewis	West Virginia	134 247	410 95	n/a	n/a	n/a
125253	7/30/1957	Lewis	West Virginia	249	218	n/a	n/a	n/a
125354.01	4/20/1960	Lewis	West Virginia	263	289	n/a	n/a	n/a
125354.02	8/10/1964	Lewis	West Virginia	291	666	n/a	n/a	n/a
Shirley
104807	1/1/1901	Tyler	West Virginia	69	4	n/a	n/a	n/a
105456	1/1/1901	Tyler	West Virginia	69 193	42 81	n/a	n/a	n/a
125811	1/1/1901	Tyler	West Virginia	172	17	n/a	n/a	n/a
125812	1/1/1901	Tyler	West Virginia	172	7	n/a	n/a	n/a
125813	7/7/1965	Tyler	West Virginia	172	12	n/a	n/a	n/a
125951	6/9/1967	Tyler	West Virginia	175 202	495 294	n/a	n/a	n/a
126131	12/17/1971	Tyler	West Virginia	32	164	n/a	n/a	n/a
126133	1/12/1972	Tyler	West Virginia	191	417	n/a	n/a	n/a
126134	1/1/1901	Tyler	West Virginia	191	420	n/a	n/a	n/a
126137	1/14/1972	Tyler	West Virginia	191	536	n/a	n/a	n/a
126138	1/13/1972	Tyler	West Virginia	224	463	n/a	n/a	n/a
126140	1/28/1972	Tyler	West Virginia	191	530	n/a	n/a	n/a
126145	1/28/1972	Tyler	West Virginia	192	21	n/a	n/a	n/a
126146	2/7/1972	Tyler	West Virginia	191	509	n/a	n/a	n/a
126147	12/13/1971	Tyler	West Virginia	191	506	n/a	n/a	n/a
126151	1/12/1972	Tyler	West Virginia	191	492	n/a	n/a	n/a
126152	1/14/1972	Tyler	West Virginia	191	489	n/a	n/a	n/a
126153	2/25/1972	Tyler	West Virginia	192	80	n/a	n/a	n/a
126154	3/2/1972	Tyler	West Virginia	192	130	n/a	n/a	n/a
126155	3/10/1972	Tyler	West Virginia	192	247	n/a	n/a	n/a

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
126163	1/17/1972	Tyler	West Virginia	192	348	n/a	n/a	n/a
126165	1/28/1972	Tyler	West Virginia	192	305	n/a	n/a	n/a
126168	3/7/1972	Tyler	West Virginia	193	68	n/a	n/a	n/a
126171	5/15/1972	Tyler	West Virginia	193	502	n/a	n/a	n/a
126173	6/29/1972	Tyler	West Virginia	194	61	n/a	n/a	n/a
126177	8/21/1972	Doddridge	West Virginia	96	292	n/a	n/a	n/a
126177.01	6/1/1973	Doddridge	West Virginia	97	360	n/a	n/a	n/a
126177.02	7/20/1973	Doddridge	West Virginia	97	533	n/a	n/a	n/a
126179	10/3/1972	Doddridge	West Virginia	96	401	n/a	n/a	n/a
126183	11/17/1972	Tyler	West Virginia	195	378	n/a	n/a	n/a
126183.01	12/13/1978	Tyler	West Virginia	195	378	n/a	n/a	n/a
126186	11/21/1972	Tyler	West Virginia	195	372	n/a	n/a	n/a
126187	11/21/1972	Tyler	West Virginia	195	475	n/a	n/a	n/a
126190	12/1/1972	Tyler	West Virginia	196	4	n/a	n/a	n/a
126191	6/2/1973	Tyler	West Virginia	195	469	n/a	n/a	n/a
126191	6/2/1973	Tyler	West Virginia	195	469	n/a	n/a	n/a
126205	4/2/1973	Tyler	West Virginia	197	328	n/a	n/a	n/a
126208	4/2/1973	Tyler	West Virginia	197	551	n/a	n/a	n/a
126210	11/1/1906	Tyler	West Virginia	62 201	436 494	n/a	n/a	n/a
126211	11/26/1909	Tyler	West Virginia	70 200	477 216	n/a	n/a	n/a
126212	2/23/1904	Tyler	West Virginia	55	370	n/a	n/a	n/a
126213	10/11/1909	Tyler	West Virginia	70	483	n/a	n/a	n/a
12621	6/4/1923	Tyler	West Virginia	198	355	n/a	n/a	n/a
126217	3/15/1973	Tyler	West Virginia	198	405	n/a	n/a	n/a
126217.01	7/1/1973	Tyler	West Virginia	198	393	n/a	n/a	n/a
126218	1/27/1968	Tyler	West Virginia	198	396	n/a	n/a	n/a
126221	2/22/1973	Tyler	West Virginia	200	38	n/a	n/a	n/a
126237	3/12/1973	Tyler	West Virginia	200	341	n/a	n/a	n/a
126239	4/19/1973	Doddridge	West Virginia	98 284 284	357 34 36	n/a	n/a	n/a
126247	3/4/1974	Tyler	West Virginia	202	303	n/a	n/a	n/a
126268	9/20/1974	Tyler	West Virginia	205	119	n/a	n/a	n/a
126375	2/18/1988	Doddridge and Tyler	West Virginia	2	400	n/a	n/a	n/a
190043	11/15/1974	Tyler	West Virginia	204	355		n/a	n/a

Lease #	Lease Date	County	State / Commonwealth	Book	Page	Instrument #	Township	Tax Map/Parcel Data Entry
Skin Creek
107663	7/1/1905	Lewis	West Virginia	55	198	n/a	n/a	n/a
122594	7/12/1937	Lewis	West Virginia	243	541	n/a	n/a	n/a
Swarts
102014	3/8/1948	Greene	Pennsylvania	443	92	n/a	Morris	18-08-0110, 18-08-0110-A
102018	8/4/1948	Greene	Pennsylvania	445	27		Morris	18-08-111
102023	10/18/1948	Greene	Pennsylvania	440	592	n/a	Washington	24-03-0104
102568	2/10/1965	Greene	Pennsylvania	531	143	n/a	Morris	18-07-114
102572	3/10/1965	Greene	Pennsylvania	531	399	n/a	Morris	18-07-0103-A, 18-07-0104
102573	3/16/1965	Greene	Pennsylvania	531	179	n/a	Morris	18-07-113
102579	12/13/1922	Greene	Pennsylvania	304 567	346 1007	n/a	Morris	18-07-115
102584	9/16/1965	Greene	Pennsylvania	534	50	n/a	Morris	18-07-0107,18-07-0107-A, 18-07-0107-B, 18-07-107-C
102584.01	3/1/1972	Greene	Pennsylvania	576	1054	n/a	Morris	18-07-0107, 18-07-0107-A, 18-07-0107-B, 18-07-107-C
102584.02	3/7/1972	Greene	Pennsylvania	576	1049	n/a	Morris	18-07-0107, 18-07-0107-A, 18-07-0107-B, 18-07-107-C
102585	9/16/1965	Greene	Pennsylvania	534	44	n/a	Morris	18-07-0124, 18-07-0125, 18-07-0125-A
102654	8/4/1971	Greene	Pennsylvania	571	311	n/a	Morris	18-05-0126, 18-05-0126-A
113119	9/27/1911	Greene	Pennsylvania	225 449	446 243	n/a	Morris	18-07-119
113110	9/27/1911	Greene	Pennsylvania	225 498	448 239	n/a	Morris	24-03-0103, (part of) 24-03-0105
Tepe
101316	3/17/1929	Allegheny	Pennsylvania	2427 2538	440 4	n/a	Jefferson	spreadsheet
101320	5/16/1936	Allegheny	Pennsylvania	2533 3052	265 720	n/a	Jefferson	881-R-75, 881-R-80, 881-R-100, 881-R-170, 881-R-170, 1004-B-200, 1004-B-60, 1004-E-50, 1005-H-100, 1005-R-100, 1006-M-400
101378	8/31/1936	Allegheny	Pennsylvania	2534	604	n/a	Jefferson	881-S-75